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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2005

                            ------------------------

                            Century Aluminum Company
             (Exact name of registrant as specified in its charter)


     Delaware                        0-27918                   13-3070826
 (State or other            (Commission File Number)         (IRS Employer )
 jurisdiction of                                            Identification No.
 Incorporation)

             2511 Garden Road
            Building A, Suite 200
           Monterey, California                                     93940
   (Address of principal executive offices)                     (Zip Code)

                                 (831) 642-9300
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

     On March 31, 2005, Century Aluminum Company (the "Company") issued a press release announcing that Jack E. Thompson had been elected to serve as a member of the Company's Board of Directors (the "Board"). A copy of the press release is attached as Exhibit 99.1. The Board elected Mr. Thompson to serve as a director on March 31, 2005 to fill a vacancy on the Board. Mr. Thompson will serve on the Board's Audit and Compensation Committees. There are no arrangements or understandings between Mr. Thompson and any other person pursuant to which Mr. Thompson was selected as a director. In addition, the Company is not aware of any transaction requiring disclosure herein pursuant to
Item 404(a) of Regulation S-K.


Item 9.01. Financial Statements and Exhibits

       (c)  Exhibits

       The following exhibits are filed with this report:


Exhibit Number        Description
--------------        -----------

    99.1 Press Release, dated March 31, 2005, announcing the election of Jack E. Thompson as a director on the Company's Board of Directors.

Forward-Looking Statements

     This Current Report on Form 8-K and the press release attached as an exhibit hereto may contain "forward-looking statements" within the meaning of U.S. federal securities laws. The Company has based its forward-looking statements on current expectations and projections about the future, however, these statements are subject to risks, uncertainties and assumptions, any of which could cause the Company's actual results to differ materially from those expressed in its forward-looking statements. More information about these risks, uncertainties and assumptions can be found in the risk factors and forward-looking statements cautionary language contained in the Company's Annual Report on Form 10-K and in other filings made with the Securities and Exchange Commission. The Company does not undertake, and specifically disclaims, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date such forward-looking statements are made.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         CENTURY ALUMINUM COMPANY

 Date:   April 4, 2005                By:       /s/ Gerald J. Kitchen
         -------------------------        --------------------------------------
                                           Name:  Gerald J. Kitchen
                                           Title: Executive Vice President,
                                                  General Counsel, Chief
                                                  Administrative Officer
                                                  and Secretary


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                                  Exhibit Index

Exhibit Number     Description
--------------     -----------
    99.1           Press Release, dated March 31, 2005, announcing the election of Jack E. Thompson as a director on the Company's
                   Board of Directors.



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